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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 17, 2006

                                  ZHONGPIN INC.
               (Exact name of registrant as specified in charter)


          DELAWARE               333-112111                 54-2100419
(State or other jurisdiction     (Commission               (IRS Employer
      of incorporation)          File Number)            Identification No.)

21 CHANGSHE ROAD, CHANGGE CITY, HENAN PROVINCE
        THE PEOPLE'S REPUBLIC OF CHINA
  (Address of principal executive offices)                   (Zip Code)

                               011 86 374-6216633
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01 REGULATION FD.

         On Wednesday, May 17, 2006, we gave a presentation in Shanghai, China to analysts and institutional investors at which we distributed an "Investor Presentation" dated May 17, 2006. The Investor Presentation, attached as Exhibit
99.1 hereto, is incorporated herein by reference.

         Certain statements contained in the Investor Presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, among others, uncertainties relating to general economic and business conditions, intense competition for our businesses, and domestic and foreign government regulations. Other risks are described in the "risk factors" in Item 1A of our Annual Report on Form 10-K, as amended, for the transition period from June 30, 2005 to December 31, 2005.

         The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 7.01 Regulation FD." The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits. The following exhibit is furnished herewith:

EXHIBIT NO.                                 DESCRIPTION
99.1              Investor Presentation of Zhongpin Inc. dated May 17, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Zhongpin Inc.
                         --------------------------------------
                         (Registrant)

                         By:      /s/ Xianfu Zhu
                                  -----------------------------
                         Name:  Xianfu Zhu
                         Title: Chief Executive Officer

Dated: May 18, 2006

                                  EXHIBIT INDEX
                                  -------------
EXHIBIT NO.                             DESCRIPTION
99.1          Investor Presentation of Zhongpin Inc. dated May 17, 2006.